UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 2192

The Dreyfus Third Century Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/11

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
31	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

The Dreyfus
Third Century Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this semiannual report forThe DreyfusThird Century Fund, Inc., covering the six-month period from June 1, 2011, through November 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets proved quite volatile during the reporting period as investors struggled with persistently sluggish U.S. and global economic growth.An escalating sovereign debt crisis in Europe, monetary tightening in China and India and a contentious debate regarding taxes, spending and borrowing in the United States sparked a flight to quality in which equity investors generally flocked to relatively safer equity alternatives, such as large-cap, multinational companies with strong cash flows and balance sheets.

The global economic outlook currently remains clouded by uncertainty regarding the ability of European policymakers to contain the region’s debt crisis. However, conditions in other parts of the world seem to be improving as inflationary pressures have receded in the emerging markets and consumer confidence has strengthened in the United States.To assess the potential impact of these and other developments on your long-term investment targets, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2011, through November 30, 2011, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended November 30, 2011,The Dreyfus Third Century Fund’s Class A shares, Class B shares, Class C shares, Class I shares and Class Z shares produced total returns of –6.13%, –6.82%, –6.43%, –5.94% and –6.04%, respectively.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), provided a total return of –6.27% for the same period.2

Macroeconomic disappointments throughout the world took their toll on stock prices during the reporting period. The fund produced returns that were roughly in line with its benchmark.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. Our strategy combines computer modeling techniques, fundamental analysis and risk management with a social investment process.

In selecting stocks, we begin with quantitative research to rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive securities as potential purchase candidates.We then evaluate potential purchase candidates to determine whether they meet the fund’s socially responsible investment criteria. We further examine companies determined to be eligible, by industry or sector, and select those companies we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that exhibit positive records in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks; however, it also may invest in value-oriented, midcap and small-cap stocks.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Deteriorating Sentiment Sparked Volatility

Investor confidence was shaken in the spring of 2011 when Greece and other members of the European Union struggled with a resurgent debt crisis.At the same time, the U.S. economy slowed amid stubbornly high unemployment, weak housing markets and a contentious political debate regarding U.S. government spending and borrowing. These concerns were exacerbated by the lingering effects of natural and nuclear disasters in Japan and inflation fears in China and India.

As investors became more risk-averse, they shifted their focus to traditionally defensive investments, producing bouts of stock market volatility. Turbulence was particularly severe inAugust and September, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities. In contrast, stocks that had been hard-hit in late summer rebounded to a significant degree in October and November as some macroeconomic concerns eased.

Stock Selections Produced Mixed Results

The fund benefited from underweighted exposure to and strong stock selections within the financials sector. Relatively light holdings of diversified financial institutions helped cushion weakness affecting big banks. Instead, we established positions in non-bank financials, such as securities exchange NASDAQ OMX Group, which advanced amid higher trading volumes, and insurer Aflac, which reported growth in overseas markets. Discover Financial Services held up well due to low exposure to subprime loans, strong results from student loans and wider acceptance of its credit card.

In the consumer discretionary sector, we focused on companies with good earnings quality and healthy balance sheets. Auto parts seller O’Reilly Automotive saw business improve as consumers delayed purchases of new vehicles. Discount apparel retailer TJX proved adept at managing inventories and appealing to cost-conscious consumers. Publisher McGraw-Hill achieved better results in its Standard & Poor’s unit when debt issuance increased. Retailer Kohl’s attracted customers through discounts on well-known clothing brands. Results from information technology holdings were bolstered by an overweighted position in the sector and strong stock selections, including Cisco Systems, Microsoft and International Business Machines.

Disappointments during the reporting period were concentrated primarily in the energy sector, where the fund did not participate in the relative strength of integrated oil producers that failed to meet our socially responsible criteria. In addition, a supply glut of natural gas weighed on Nexen, Forest Oil and Devon Energy. A focus on metals-and-mining companies in the materials sector also undermined relative performance.

Finding Sustainable Opportunities in a Slow Growth Economy

Recent improvements in economic data have been encouraging, but selectivity is likely to remain key to investment success.The fund ended the reporting period with overweighted exposure to high-quality, growth-oriented technology companies that appear poised to benefit from secular technological trends, such as cloud computing. Conversely, we have maintained underweighted exposure to energy companies.

Why Invest in Mining Companies?

We sometimes are asked why the fund invests in mining companies that historically have been large energy consumers.As a socially responsible fund, we believe it is good policy to reward companies for moving in the right direction toward sustainability. The fund’s mining holdings have made substantial progress toward reducing energy consumption, and we continue to avoid those companies with less appealing track records in this area.

December 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Third Century Fund, Inc. from June 1, 2011 to November 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2011
	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.49	$12.70	$9.92	$4.56	$5.29
Ending value (after expenses)	$938.70	$931.80	$935.70	$940.60	$939.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2011
	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.76	$13.23	$10.33	$4.75	$5.50
Ending value (after expenses)	$1,018.30	$1,011.85	$1,014.75	$1,020.30	$1,019.55

† Expenses are equal to the fund’s annualized expense ratio of 1.34% for Class A, 2.63% for Class B, 2.05% for
Class C, .94% for Class I and 1.09% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2011 (Unaudited)

Common Stocks—98.7%	Shares		Value ($)
Consumer Discretionary—9.1%
Best Buy	72,300		1,958,607
Discovery Communications, Cl. A	94,100	[a]	3,950,318
Kohl’s	75,800		4,078,040
Marriott International, Cl. A	98,100		3,003,822
Marriott Vacations Worldwide	9,810	[a]	156,764
Nordstrom	29,500		1,335,760
O’Reilly Automotive	21,200	[a]	1,637,488
Staples	164,700		2,373,327
TJX	32,525	[b]	2,006,792
Weight Watchers International	29,950		1,760,161
			22,261,079
Consumer Staples—9.8%
Campbell Soup	35,800		1,167,080
Clorox	53,700		3,488,352
Coca-Cola Enterprises	93,400		2,439,608
Costco Wholesale	62,575		5,337,647
Hershey	31,300		1,805,384
Hormel Foods	121,700		3,664,387
Procter & Gamble	26,550		1,714,333
Whole Foods Market	61,600		4,194,960
			23,811,751
Energy—7.4%
Denbury Resources	221,700	[a]	3,746,730
Devon Energy	53,200		3,482,472
EnCana	100,100		2,007,005
Forest Oil	94,000	[a]	1,507,760
ION Geophysical	351,100	[a,b]	2,039,891
Lone Pine Resources	227,873		1,706,769
Nexen	157,675		2,612,675
Venoco	85,277	[a]	794,782
			17,898,084
Financial—10.9%
Aflac	69,600		3,023,424
Comerica	148,800		3,752,736
Discover Financial Services	101,375		2,414,753
First Horizon National	191,679		1,475,928

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Financial (continued)
KeyCorp	586,900		4,278,501
NASDAQ OMX Group	82,600	[a]	2,168,250
Northern Trust	66,400		2,498,632
PNC Financial Services Group	49,100		2,661,711
T. Rowe Price Group	48,700		2,764,212
Waddell & Reed Financial, Cl. A	56,100		1,524,798
			26,562,945
Health Care—12.5%
Amgen	34,425		1,993,552
AstraZeneca, ADR	45,775		2,104,735
Becton Dickinson & Co.	33,750		2,490,075
Biogen Idec	23,200	[a]	2,666,840
Bristol-Myers Squibb	150,300		4,917,816
CareFusion	53,200	[a]	1,318,296
DaVita	45,600	[a]	3,473,808
Gilead Sciences	65,250	[a]	2,600,213
Humana	45,550		4,039,374
Life Technologies	87,800	[a]	3,400,494
Novartis, ADR	24,525		1,327,293
			30,332,496
Industrial—10.7%
Brink’s	44,400		1,093,128
Caterpillar	37,900		3,709,652
Cummins	31,700		3,053,661
Donaldson	24,575	[b]	1,679,701
Eaton	50,800		2,281,428
Emerson Electric	56,625		2,958,656
Fluor	24,300		1,332,126
General Electric	326,500		5,194,615
Pitney Bowes	119,000	[b]	2,216,970
United Technologies	32,450		2,485,670
			26,005,607
Information Technology—25.3%
Accenture, Cl. A	21,800		1,262,874
Apple	15,175	[a]	5,799,885

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
Applied Materials	210,600		2,270,268
Avnet	48,450	[a]	1,443,326
CA	81,500		1,727,800
Cisco Systems	229,225		4,272,754
Dell	276,700	[a]	4,360,792
EMC	128,625	[a]	2,959,661
Hewlett-Packard	156,800		4,382,560
Intel	185,100		4,610,841
International Business Machines	50,650		9,522,200
Microsoft	347,100		8,878,818
Oracle	114,675		3,595,061
QUALCOMM	22,100		1,211,080
Symantec	154,550	[a]	2,526,893
VistaPrint	28,900	[a,b]	945,319
Western Union	98,175	[b]	1,712,172
			61,482,304
Materials—5.3%
Alcoa	315,200		3,158,304
Ball	81,700		2,868,487
Domtar	31,500		2,473,695
Ecolab	45,900	[b]	2,617,218
Sigma-Aldrich	26,600		1,723,946
			12,841,650
Telecommunication Services—3.4%
MetroPCS Communications	234,200	[a]	1,962,596
Verizon Communications	168,800		6,368,824
			8,331,420
Utilities—4.3%
Consolidated Edison	39,100		2,323,322
NSTAR	52,500		2,388,225
Sempra Energy	60,775		3,232,622
Xcel Energy	92,800		2,439,712
			10,383,881
Total Common Stocks
(cost $225,479,134)			239,911,217

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,198,374)	3,198,374 [c]	3,198,374

Investment of Cash Collateral
for Securities Loaned—3.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $9,335,454)	9,335,454 [c]	9,335,454

Total Investments (cost $238,012,962)	103.8%	252,445,045
Liabilities, Less Cash and Receivables	(3.8%)	(9,347,395)
Net Assets	100.0%	242,971,717

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At November 30, 2011, the value of the fund’s securities on loan was
$9,400,766 and the value of the collateral held by the fund was $9,335,454.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	25.3	Energy	7.4
Health Care	12.5	Materials	5.3
Financial	10.9	Money Market Investments	5.1
Industrial	10.7	Utilities	4.3
Consumer Staples	9.8	Telecommunication Services	3.4
Consumer Discretionary	9.1		103.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2011 (Unaudited)

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,400,766)—Note 1(b):
Unaffiliated issuers				225,479,134	239,911,217
Affiliated issuers				12,533,828	12,533,828
Dividends and securities lending income receivable					407,977
Receivable for shares of Common Stock subscribed					19,550
Prepaid expenses					33,983
					252,906,555
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					209,694
Cash overdraft due to Custodian					11,875
Liability for securities on loan—Note 1(b)					9,335,454
Payable for shares of Common Stock redeemed					256,696
Accrued expenses					121,119
					9,934,838
Net Assets ($)					242,971,717
Composition of Net Assets ($):
Paid-in capital					231,842,730
Accumulated undistributed investment income—net					2,345,213
Accumulated net realized gain (loss) on investments					(5,648,309)
Accumulated net unrealized appreciation
(depreciation) on investments					14,432,083
Net Assets ($)					242,971,717

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	14,522,778	129,620	2,928,491	2,093,378	223,297,450
Shares Outstanding	1,458,789	14,367	319,446	206,673	22,083,550
Net Asset Value
Per Share ($)	9.96	9.02	9.17	10.13	10.11

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $5,436 foreign taxes withheld at source):
Unaffiliated issuers	2,063,306
Affiliated issuers	851
Income from securities lending—Note 1(b)	24,172
Total Income	2,088,329
Expenses:
Management fee—Note 3(a)	910,275
Shareholder servicing costs—Note 3(c)	307,712
Professional fees	41,760
Registration fees	33,077
Prospectus and shareholders’ reports	12,026
Distribution fees—Note 3(b)	11,161
Custodian fees—Note 3(c)	9,635
Directors’ fees and expenses—Note 3(d)	3,787
Loan commitment fees—Note 2	2,966
Miscellaneous	15,866
Total Expenses	1,348,265
Less—reduction in fees due to earnings credits—Note 3(c)	(164)
Net Expenses	1,348,101
Investment Income—Net	740,228
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,863,855
Net unrealized appreciation (depreciation) on investments	(31,851,510)
Net Realized and Unrealized Gain (Loss) on Investments	(16,987,655)
Net (Decrease) in Net Assets Resulting from Operations	(16,247,427)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2011	Year Ended
	(Unaudited)	May 31, 2011
Operations ($):
Investment income—net	740,228	1,609,944
Net realized gain (loss) on investments	14,863,855	19,513,092
Net unrealized appreciation
(depreciation) on investments	(31,851,510)	39,275,919
Net Increase (Decrease) in Net Assets
Resulting from Operations	(16,247,427)	60,398,955
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(29,083)
Class I Shares	—	(11,988)
Class Z Shares	—	(1,318,966)
Total Dividends	—	(1,360,037)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,306,254	1,669,152
Class C Shares	272,738	992,245
Class I Shares	467,322	375,106
Class Z Shares	1,460,583	4,584,224
Dividends reinvested:
Class A Shares	—	27,372
Class I Shares	—	3,945
Class Z Shares	—	1,251,951
Cost of shares redeemed:
Class A Shares	(1,031,070)	(3,095,043)
Class B Shares	(104,434)	(277,661)
Class C Shares	(97,105)	(1,367,136)
Class I Shares	(291,721)	(397,735)
Class Z Shares	(10,204,855)	(24,062,734)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(8,222,288)	(20,296,314)
Total Increase (Decrease) in Net Assets	(24,469,715)	38,742,604
Net Assets ($):
Beginning of Period	267,441,432	228,698,828
End of Period	242,971,717	267,441,432
Undistributed investment income—net	2,345,213	1,604,985

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	November 30, 2011	Year Ended
	(Unaudited)	May 31, 2011
Capital Share Transactions:
Class Aa
Shares sold	134,671	168,893
Shares issued for dividends reinvested	—	2,851
Shares redeemed	(104,237)	(329,302)
Net Increase (Decrease) in Shares Outstanding	30,434	(157,558)
Class Ba
Shares redeemed	(11,428)	(31,784)
Class C
Shares sold	29,752	108,697
Shares redeemed	(10,569)	(150,482)
Net Increase (Decrease) in Shares Outstanding	19,183	(41,785)
Class I
Shares sold	47,689	40,354
Shares issued for dividends reinvested	—	406
Shares redeemed	(30,705)	(45,741)
Net Increase (Decrease) in Shares Outstanding	16,984	(4,981)
Class Z
Shares sold	146,881	469,674
Shares issued for dividends reinvested	—	128,798
Shares redeemed	(1,019,106)	(2,498,016)
Net Increase (Decrease) in Shares Outstanding	(872,225)	(1,899,544)

a	During the period ended November 30, 2011, 6,805 Class B shares representing $62,784 were automatically converted to 6,195 Class A shares and during the period ended May 31, 2011, 19,854 Class B shares representing
$175,391 were automatically converted to 18,188 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2011					Year Ended May 31,
Class A Shares	(Unaudited)		2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	10.61		8.36	7.08	9.72	10.05	8.48
Investment Operations:
Investment income—net[a]	.02		.03	.03	.05	.01	.02
Net realized and unrealized
gain (loss) on investments	(.67)		2.24	1.25	(2.65)	(.32)	1.55
Total from Investment Operations	(.65)		2.27	1.28	(2.60)	(.31)	1.57
Distributions:
Dividends from
investment income—net	—		(.02)	—	(.04)	(.02)	—
Net asset value, end of period	9.96		10.61	8.36	7.08	9.72	10.05
Total Return (%)[b]	(6.13)[c]		27.18	18.08	(26.73)	(3.06)	18.52
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.34	[d]	1.39	1.35	1.31	1.35	1.29
Ratio of net expenses
to average net assets	1.34	[d]	1.39	1.35	1.30	1.35	1.29
Ratio of net investment income
to average net assets	.38	[d]	.32	.40	.70	.06	.18
Portfolio Turnover Rate	36.61	[c]	50.46	35.17	40.27	21.97	22.75
Net Assets, end of period
($ x 1,000)	14,523		15,154	13,252	42,532	15,066	15,411

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2011			Year Ended May 31,
Class B Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	9.68	7.69	6.59	9.09	9.45	8.04
Investment Operations:
Investment (loss)—net[a]	(.04)	(.06)	(.06)	(.03)	(.06)	(.06)
Net realized and unrealized
gain (loss) on investments	(.62)	2.05	1.16	(2.47)	(.30)	1.47
Total from Investment Operations	(.66)	1.99	1.10	(2.50)	(.36)	1.41
Net asset value, end of period	9.02	9.68	7.69	6.59	9.09	9.45
Total Return (%)[b]	(6.82)[c]	25.88	16.69	(27.50)	(3.81)	17.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.63 [d]	2.43	2.43	2.28	2.12	2.18
Ratio of net expenses
to average net assets	2.63 [d]	2.43	2.43	2.27	2.12	2.18
Ratio of net investment
(loss) to average net assets	(.92)[d]	(.72)	(.74)	(.49)	(.74)	(.77)
Portfolio Turnover Rate	36.61 [c]	50.46	35.17	40.27	21.97	22.75
Net Assets, end of period
($ x 1,000)	130	250	443	867	2,202	4,762

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

Six Months Ended
November 30, 2011			Year Ended May 31,
Class C Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	9.80	7.75	6.63	9.13	9.48	8.06
Investment Operations:
Investment (loss)—net[a]	(.01)	(.03)	(.03)	(.02)	(.06)	(.05)
Net realized and unrealized
gain (loss) on investments	(.62)	2.08	1.17	(2.48)	(.29)	1.47
Total from Investment Operations	(.63)	2.05	1.14	(2.50)	(.35)	1.42
Distributions:
Dividends from
investment income—net	—	—	(.02)	—	—	—
Net asset value, end of period	9.17	9.80	7.75	6.63	9.13	9.48
Total Return (%)[b]	(6.43)[c]	26.45	17.16	(27.38)	(3.69)	17.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.05 [d]	2.00	2.09	2.14	2.01	2.00
Ratio of net expenses
to average net assets	2.05 [d]	2.00	2.09	2.14	2.00	2.00
Ratio of net investment (loss)
to average net assets	(.32)[d]	(.29)	(.39)	(.29)	(.60)	(.53)
Portfolio Turnover Rate	36.61 [c]	50.46	35.17	40.27	21.97	22.75
Net Assets, end of period
($ x 1,000)	2,928	2,944	2,652	1,788	2,487	3,538

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2011				Year Ended May 31,
Class I Shares	(Unaudited)		2011	2010	2009	2008 [a]	2007
Per Share Data ($):
Net asset value,
beginning of period	10.77		8.48	7.23	9.90	10.23	8.60
Investment Operations:
Investment income—net[b]	.04		.08	.06	.07	.05	.05
Net realized and unrealized
gain (loss) on investments	(.68)		2.28	1.27	(2.69)	(.32)	1.58
Total from Investment Operations	(.64)		2.36	1.33	(2.62)	(.27)	1.63
Distributions:
Dividends from
investment income—net	—		(.07)	(.08)	(.05)	(.06)	—
Net asset value, end of period	10.13		10.77	8.48	7.23	9.90	10.23
Total Return (%)	(5.94)[c]		27.87	18.43	(26.47)	(2.65)	18.95
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	[d]	.89	1.01	.95	.94	.87
Ratio of net expenses
to average net assets	.94	[d]	.89	1.01	.95	.94	.87
Ratio of net investment income
to average net assets	.78	[d]	.83	.71	.92	.51	.58
Portfolio Turnover Rate	36.61	[c]	50.46	35.17	40.27	21.97	22.75
Net Assets, end of period
($ x 1,000)	2,093		2,043	1,651	1,048	1,206	712

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

Six Months Ended
November 30, 2011				Year Ended May 31,
Class Z Shares	(Unaudited)		2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	10.76		8.48	7.22	9.88	10.21	8.59
Investment Operations:
Investment income—net[a]	.03		.07	.05	.05	.04	.04
Net realized and unrealized
gain (loss) on investments	(.68)		2.27	1.28	(2.68)	(.33)	1.58
Total from Investment Operations	(.65)		2.34	1.33	(2.63)	(.29)	1.62
Distributions:
Dividends from
investment income—net	—		(.06)	(.07)	(.03)	(.04)	—
Net asset value, end of period	10.11		10.76	8.48	7.22	9.88	10.21
Total Return (%)	(6.04)[b]		27.61	18.40	(26.56)	(2.82)	18.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	[c]	1.03	1.10	1.11	1.01	1.02
Ratio of net expenses
to average net assets	1.09	[c]	1.03	1.10	1.10	1.00	1.02
Ratio of net investment income
to average net assets	.64	[c]	.68	.60	.73	.40	.43
Portfolio Turnover Rate	36.61	[b]	50.46	35.17	40.27	21.97	22.75
Net Assets, end of period
($ x 1,000)	223,297		247,051	210,701	192,247	291,213	334,808

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The DreyfusThird Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I and 200 million shares of $.001 par value Common Stock of Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares and, effective on or about March 13, 2012, all outstanding Class B shares will automatically convert to Class A shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	229,207,421	—	—	229,207,421
Equity Securities—
Foreign†	10,703,796	—	—	10,703,796
Mutual Funds	12,533,828	—	—	12,533,828
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended November 30, 2011, The Bank of New York Mellon earned $10,359 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended November 30, 2011 were as follows:

Affiliated
Investment	Value				Value	Net
Company	5/31/2011	($)	Purchases ($)	Sales ($)	11/30/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	2,099,000		9,345,547	8,246,173	3,198,374	1.3
Dreyfus
Institutional
Cash
Advantage
Fund†	4,091,062		123,655,506	118,411,114	9,335,454	3.8
Total	6,190,062		133,001,053	126,657,287	12,533,828	5.1

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended May 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $20,500,114 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2011. If not applied, the carryover expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2011 was as follows: ordinary income $1,360,037. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to the management agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (exclusive of taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2011, there was no expense reimbursement pursuant to the Agreement.

During the period ended November 30, 2011, the Distributor retained $2,963 from commissions earned on sales of the fund’s Class A shares and $689 and $9 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at the annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended November 30, 2011, Class B and Class C shares were charged $615 and $10,546, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2011, Class A, Class B and Class C shares were charged $17,486, $205 and $3,516, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2011, Class Z shares were charged $124,261 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

During the period ended November 30, 2011, the fund was charged $68,694 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2011, the fund was charged $11,252 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $164.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2011, the fund was charged $9,635 pursuant to the custody agreement.

During the period ended November 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $150,291, Rule 12b-1 distribution plan fees $1,886, shareholder services plan fees $8,614, custodian fees $7,500, chief compliance officer fees $4,743 and transfer agency per account fees $36,660.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2011, amounted to $89,609,336 and $97,765,358, respectively.

At November 30, 2011, accumulated net unrealized appreciation on investments was $14,432,083, consisting of $32,620,225 gross unrealized appreciation and $18,188,142 gross unrealized depreciation.

At November 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (“Performance Group 1”) and with a broader group of funds (“Performance Universe 1”), with each group consisting of funds from the same Lipper Category as that of the fund, for the period ended May 31, 2011, (2) the fund’s performance with the performance of a group of social criteria funds from different Lipper categories included at the request of Dreyfus (“Performance Group 2”) and with a broader group of funds (“Performance Universe 2”), for period ended May 31, 2011, and (3) the fund’s actual and contractual management fees and total expenses with those of groups of comparable funds identical to Performance Group 1 (“Expense Group 1”) and Performance Group 2 (“Expense Group 2”) and with broader groups of funds that included the Performance Group 1 funds and Performance Group 2 funds, respectively (“Expense Universe 1” and “Expense Universe 2”, respectively), the information for which was derived in part from fund financial statements available to Lipper as of November 30, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Groups, the Performance Universes and Expense Groups and the Expense Universes.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group 1, Performance Group 2, Performance Universe 1 and Performance Universe 2 medians for all periods, except for the ten-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the funds in each Expense Group and each Expense Universe and discussed the results of the comparisons. They noted that the fund’s contractual management fee was at the Expense Group 1 median and above the Expense Group 2 median, the fund’s actual management fee was above the Expense Group 1, Expense Universe 1 and Expense Group 2 medians and below the Expense Universe 2 median and the fund’s total expenses were above the Expense Group 1 and Expense Universe 1 medians, at the Expense Group 2 median and below the Expense Universe 2 median. Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	35

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	January 17, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	January 17, 2012

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)